Exhibit 10.40

Execution Copy

SHARE REDEMPTION AGREEMENT

This Share Redemption Agreement (this “Agreement”) is made and entered into as of July 10, 2023, (the “Effective Date”) by and among Cynthia DiBartolo (“DiBartolo”), Siebert Financial Corp., a New York corporation (the “Company”) and Tigress Holdings LLC, a Delaware limited liability company (“Tigress”).

A. The Company owns limited liability company membership interests in Tigress representing seventeen percent (17%) of the issued and outstanding membership interests of Tigress (the “Remaining Tigress Interest”).

B. Tigress, the Company, and RISE Financial Services, LLC, a limited liability company organized under the laws of Delaware (“RISE”), are parties to that certain Reorganization Agreement, dated as of October 18, 2022 (the “Reorganization Agreement”), whereby the Company exchanged seven percent (7%) of the outstanding membership interests in Tigress for all of Tigress’ ownership interest in the Company’s subsidiary RISE, and the Company agreed to sell its remaining interest in Tigress, representing seventeen percent (17%) of the outstanding membership interests in Tigress (the “Remaining Tigress Interest”), to Gloria E. Gebbia, a director and controlling shareholder of the Company, for a consideration to be determined subject to an independent fairness opinion.

D. The parties deem it in their respective best interests for the Company to sell its Remaining Tigress Interest to Cynthia DiBartolo in lieu of selling such interest to Gloria Gebbia by redeeming shares of the Company’s common stock, $0.01 par value per share, owned by DiBartolo.

Now, therefore, the parties hereby agree as follows.

1. REDEMPTION OF SHARES AND SALE OF REMAINING TIGRESS INTEREST.

1.1 Redemption. On the date of the Closing (as defined below) and subject to the terms and conditions of this Agreement, the Company shall redeem from DiBartolo one Million (1,000,000) shares of the Company’s common stock held by DiBartolo (the “Shares”).

1.2 Consideration. The aggregate consideration to be paid by the Company to DiBartolo is the Company’s transfer of its Remaining Tigress Interest to DiBartolo.

1.3 Tigress and DiBartolo Consent and Waiver. With respect to the sale and purchase of the Remaining Tigress Interest described in Section 1.1 above, Tigress and DiBartolo, and each of them, hereby (a) consents to such transactions for any and all purposes, including, without limitation, for purposes of any and all provisions under the Operating Agreement of Tigress (the “Operating Agreement”), this Agreement or under any other agreement or instrument binding on Tigress and the Company, (b) waives any notice requirements or rights of first refusal with respect thereto, and (c) acknowledges and agrees that Gloria Gebbia shall have no obligation to purchase the Remaining Tigress Interest, or otherwise, under the Reorganization Agreement. Tigress hereby agrees and acknowledges that the Remaining Tigress Interest shall no longer be subject to the terms of the Reorganization Agreement or under any other agreement or instrument binding on Tigress and the Company following the Closing.

2. CLOSING. The closing of the sale and purchase of the Remaining Tigress Interest shall take place on a date mutually agreeable to the Company and DiBartolo (the “Closing”).

2.1 Deliveries by the Company. At the Closing the Company shall deliver to DiBartolo any share certificates representing the Remaining Tigress Interest and, if applicable, authorizes Tigress to cancel and reissue certificates to DiBartolo.

2.2 Deliveries by DiBartolo. At the Closing DiBartolo shall either duly endorse in blank certificate(s) evidencing the Shares being redeemed from DiBartolo as contemplated herein in a form ready for transfer or duly execute and deliver an assignment separate from certificate for such Shares, and shall execute any documents or assignments necessary to effectuate the transfer and conveyance of said Shares.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. DiBartolo represents and warrants to the Company as follows.

3.1 Accredited Investor. DiBartolo is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

3.2 Title to the Shares. DiBartolo is the sole record and beneficial owner of the Shares. DiBartolo has valid marketable title to the Shares free and clear of any pledge, lien, security interest, encumbrance, claim, equitable interest, option, voting agreement, equitable interest or restrictions of any nature (collectively, “Claims”). At the date of the Closing, and upon payment therefor, in accordance with the provisions of this Agreement, the Company will acquire valid marketable title to the Shares, free and clear of any Claims and will acquire all of DiBartolo’s right, title and interest in and to the Shares. DiBartolo does not have any rights (contractual or otherwise) in respect of the Shares after the consummation of the transactions contemplated by this Agreement, and neither DiBartolo with respect to the Shares nor any of the Shares is bound by or otherwise subject to any other obligations. DiBartolo does not have any claims, counterclaims, suits, or causes of action, at law or in equity, against the Company or any other third party in respect of the Shares. DiBartolo has not entered into any contract or agreement, other than this Agreement, to sell or otherwise transfer any of the Shares. DiBartolo shall transfer clear and marketable title to the Shares to the Company at Closing.

3.3 Consents. All consents, approvals, authorizations, waivers and orders required for the execution and delivery of this Agreement and the transfer of the Remaining Tigress Interest under this Agreement and pursuant to the Operating Agreement have been obtained and are in full force and effect.

3.4 Authority. DiBartolo has full legal right, power and authority to enter into and perform its obligations under this Agreement any other document signed by the Company pursuant to this Agreement and to transfer the Shares under this Agreement, and DiBartolo is not obligated to transfer the Shares, or any of them, to any other person or entity.

3.5 No Conflicts. The execution, delivery and performance of this Agreement by DiBartolo, and the consummation of the transactions contemplated hereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to DiBartolo or Tigress, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person or entity, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which DiBartolo or Tigress is a party or by which DiBartolo or Tigress is bound or to which any assets of DiBartolo or Tigress are subject, or (d) result in the creation of any lien or encumbrance upon the assets of DiBartolo or Tigress, or upon the Shares or other securities of Tigress.

3.6 Binding Agreement. This Agreement is a legal, valid and binding agreement of DiBartolo enforceable against DiBartolo in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency reorganization, moratorium or other similar laws relating to creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefore may be brought.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to DiBartolo as follows.

4.1 Title to Remaining Tigress Interest. The Company is the sole record and beneficial owner of the Remaining Tigress Interest. The Company has valid marketable title to the Remaining Tigress Interest free and clear of any pledge, lien, security interest, encumbrance, claim, equitable interest, option, voting agreement, equitable interest or restrictions of any nature (collectively, “Claims”), except as set forth in the Operating Agreement. At the date of the Closing, and upon payment therefor, in accordance with the provisions of this Agreement, DiBartolo will acquire valid marketable title to the Remaining Tigress Interest, free and clear of any Claims and will acquire all of the Company’s right, title and interest in and to the Remaining Tigress Interest. The Company does not have any rights (contractual or otherwise) in respect of the Remaining Tigress Interest after the consummation of the transactions contemplated by this Agreement, and neither the Company with respect to the Remaining Tigress Interest nor any of the Remaining Tigress Interest is bound by or otherwise subject to any other obligations. The Company does not have any claims, counterclaims, suits, or causes of action, at law or in equity, against Tigress or any other third party in respect of the Remaining Tigress Interest. The Company has not entered into any contract or agreement, other than this Agreement, to sell or otherwise transfer any of the Remaining Tigress Interest. The Company shall transfer clear and marketable title to the Remaining Tigress Interest to DiBartolo at Closing.

4.2 Consents. All consents, approvals, authorizations, waivers and orders required for the execution and delivery of this Agreement and the redemption of the Shares under this Agreement have been obtained and are in full force and effect.

4.3 Authority. The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement any other document signed by the Company pursuant to this Agreement and to transfer the Remaining Tigress Interest under this Agreement, and the Company is not obligated to transfer the Remaining Tigress Interest to any other person or entity.

4.4 No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person or entity, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which the Company is bound or to which any assets of the Company are subject, or (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any such Remaining Tigress Interest or other securities of the Company.

4.5 Binding Agreement. This Agreement is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency reorganization, moratorium or other similar laws relating to creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefore may be brought.

5. Conditions to the Company’s Obligations at the Closing. The obligations of the Company to sell the Remaining Tigress Interest at the closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

5.1 Board Approval. The Board of Directors of the Company shall have approved sale of the Remaining Tigress Interest to DiBartolo and the terms and conditions of this Agreement.

5.2 Performance. DiBartolo shall have performed and complied with, in all material respects, all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by DiBartolo on or before the Closing.

6. Conditions to DiBartolo’s Obligations at the Closing. The obligations of DiBartolo to purchase the Remaining Tigress Interest at the closing are subject to the fulfillment, on or before such Closing, of the following conditions, unless otherwise waived: the Company shall have performed and complied with, in all material respects, all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

7. NO BROKER; RELIANCE. the Company and DiBartolo acknowledge and agree that neither Tigress nor the Company, nor any of their shareholders, members, officers, directors, employees, affiliates or agents (other than the Company) have acted as an agent, finder or broker for the Company or DiBartolo or their respective agents with respect to the offer, purchase and/or sale of the Shares or the Remaining Tigress Interest, respectively. The Company and DiBartolo represent to each other and Tigress that such party neither is nor will be obligated for any finder’s fee or commission in connection with the transactions contemplated by this Agreement. In making its decision to purchase the Remaining Tigress Interest, DiBartolo is relying solely on her own knowledge and experience and the representations and warranties of the Company and Tigress set forth herein.

8. GENERAL PROVISIONS.

8.1 Successors and Assigns. Except as otherwise provided in this Agreement, the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

8.2 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to that body of laws pertaining to conflict of laws.

8.3 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal or state courts located in the City of New York in the State of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located in New York, New York or the United States District Court for the District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

8.4 WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SHARES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.5 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person or at the time of delivery of electronic-mail transmission; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement or at such other address as such other party may designate by one of the indicated means of notice herein to the other party hereto. A “business day” shall be a day, other than Saturday or Sunday, when the banks in the city of New York are open for business.

8.6 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

8.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

8.8 Entire Agreement. This Agreement and the documents referred to herein, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. This Agreement shall not be effective until signed by all parties hereto.

8.9 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto.

8.10 Amendment and Waivers. This Agreement may be amended or any provision waived only by a written agreement executed by each of the parties hereto.

8.11 Confidentiality. Tigress, DiBartolo and the Company agree to keep confidential and will not disclose any information about the terms of this Agreement and the transactions contemplated hereby, except to officers, directors, employees, consultants, agents, accountants, attorneys, principals, and members, general partners and limited partners of such principals of Tigress, DiBartolo or the Company (as applicable) on a need-to-know basis or as required by law.

8.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or other means of electronic delivery and upon such delivery the signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

8.13 Expenses. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

8.14 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the Closing and shall in no way be affected by any investigation made by or on behalf of any party hereto.

8.15 Attorney Representation. DiBartolo and the Company acknowledges and agrees that: (a) such party has read this Agreement; (b) such party has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of such party’s own choice or has voluntarily declined to seek such counsel; and (c) such party understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have each executed this Share Redemption Agreement, as of the Effective Date.

THE COMPANY

Siebert Financial Corp., a New York corporation

By: Andrew H. Reich
Executive Vice-President
653 Collins Avenue, Miami, FL, 33139

[SIGNATURE PAGE TO SHARE REDEMPTION AGREEMENT]

IN WITNESS WHEREOF, the parties have each executed this Share Redemption Agreement, as of the Effective Date.

TIGRESS HOLDINGS LLC

Name: Cynthia DiBartolo
Title: Managing Member

410 Park Ave, New York, NY 10022

DiBARTOLO:

Cynthia DiBartolo